A.M. CASTLE & CO. - 8-K

Exhibit 10.2

REGISTRATION RIGHTS AGREEMENT

BY AND AMONG

A.M. Castle & co.

AND

the LENDERS party hereto

DATED AS OF DECEMBER 8, 2016

TABLE OF CONTENTS

Page

1. DEFINITIONS	1
2. REGISTRATION	5
3. RELATED OBLIGATIONS	7
4. OBLIGATIONS OF THE LENDERS	12
5. EXPENSES OF REGISTRATION	13
6. INDEMNIFICATION	14
7. CONTRIBUTION	16
8. REPORTS UNDER THE EXCHANGE ACT	17
9. ASSIGNMENT OF REGISTRATION RIGHTS	17
10. AMENDMENT OF REGISTRATION RIGHTS	18
11. MISCELLANEOUS	18

i

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of December 8, 2016, by and among A.M. Castle & Co., a Maryland corporation (the “Company”) and each of the undersigned Lenders (as defined below).

RECITALS

A.          On November 1, 2016 and November 2, 2016, the Company entered into two commitment letters (each, a “Commitment Letter”) with (i) Highbridge Capital Management, LLC (acting individually or through one or more of its affiliates) (“Highbridge”), Corre Partners Management, LLC (acting individually or through one or more of its affiliates) (“Corre”), Whitebox Credit Partners, L.P. (acting individually or through one or more of its affiliates) (“Whitebox”) and WFF Cayman II Limited and (ii) SGF, LLC (acting individually or through one or more of its affiliates) (each, a “Lender” and collectively, the “Lenders”) in order to replace and repay any amounts (and cash collateralization of any undrawn letters of credit) outstanding under, the Company’s $100 million revolving loan and security agreement with Wells Fargo Bank, National Association as lender and administrative agent (the “Financing Transaction”).

B.           Pursuant to the terms of the Commitment Letters, upon initial funding of the Financing Transaction, the Lenders will be issued warrants (the “Warrants”) to purchase an aggregate of 5,000,000 shares of Common Stock (as defined below), pro rata based on the principal amount of each Lender’s commitment to the Financing Transaction (the shares of Common Stock issuable pursuant to the terms of the Warrants, collectively, the “Warrant Shares”).

C.           In accordance with the terms of the Commitment Letters, the Company has agreed to provide the Lenders with certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the “Securities Act”) with respect to the Warrant Shares.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Lenders hereby agree as follows:

AGREEMENT

1.	DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

“Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, such Person as of the date on which, or at any time during the period for which, the determination of affiliation is being made (including any investment fund the primary investment advisor to which is such Person or an Affiliate thereof); provided, that for purposes of this Agreement, no Lender shall be deemed an Affiliate of the Company or any of its Subsidiaries solely as a result of being party to this Agreement. For purposes of this definition, the term “control” (including the correlative meanings of the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities, by contract or otherwise (it being understood that a director, officer or manager of any Person shall not be deemed to control such Person solely as a result of serving as one of multiple directors, officers or managers of such Person).

“Allowable Grace Period” has the meaning ascribed to such term in Section 3(q).

“Alternative Transaction” means the sale of Registrable Securities by means of (i) a bought deal, (ii) a block trade, (iii) a sale by the Hedging Counterparty or by a Lender to a Hedging Counterparty in connection with a Hedging Transaction, (iv) a direct sale or (v) any other transaction that is registered pursuant to the Registration Statement that is not a firm commitment underwritten offering.

“Automatic Shelf Registration Statement” means an “automatic shelf registration statement” as defined in Rule 405 promulgated under the Securities Act.

“Blue Sky Filing” has the meaning ascribed to such term in Section 6(a).

“Business Day” means any day other than Saturday, Sunday or any other day on which either commercial banks in the City of New York are authorized or required by law to remain closed or the New York Stock Exchange, Inc. is not open for a full business day.

“Claims” has the meaning ascribed to such term in Section 6(a).

“Commitment Letters” has the meaning ascribed to such term in the recitals.

“Common Stock” means the common stock of the Company, par value $0.01 per share, as it exists on the date of this Agreement and any shares of any class or classes of capital stock of the Company resulting from any reclassification or reclassifications thereof, or, in the event of a merger, consolidation or other similar transaction involving the Company that is otherwise permitted hereunder in which the Company is not the surviving corporation, the common stock, common equity interests, ordinary shares or depositary shares or other certificates representing common equity interests of such surviving corporation or its direct or indirect parent corporation, and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which are not subject to redemption by the Company; provided, however, that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable on exercise of Warrants shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

“Company” has the meaning ascribed to such term in the preamble.

“Determination Date” shall have the meaning ascribed to such term in Section 2(f).

“Effective Date” means the date that the Registration Statement has been declared effective by the SEC.

“Effectiveness Deadline” means the fifth Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that the Registration Statement will not be reviewed or will not be subject to further review; provided, however, that if the Effectiveness Deadline falls on a day that the SEC is closed for business, the Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business.

“Eligible Market” means the Principal Market, The NYSE MKT LLC, The NASDAQ Global Select, The NASDAQ Global Market, or the OTC Bulletin Board®.

“Filing Date” means the date on which the Registration Statement is filed with the SEC.

“Filing Deadline” means thirty (30) days after the date of this Agreement, unless it is not commercially reasonably practicable, in which case, it shall mean as promptly as practicable after it becomes commercially reasonably practicable.

“Grace Period” has the meaning ascribed to such term in Section 3(q).

“Hedging Counterparty” means broker-dealer registered under Section 15(b) of the Exchange Act or an Affiliate thereof.

“Hedging Transaction” means any transaction involving a security linked to the Registrable Securities or any security that would be deemed to be a “derivative security” (as defined in Rule 16a-1(c) promulgated under the Exchange Act) with respect to the Registrable Securities or a transaction (even if not a security) which would (were it a security) be considered such a derivative security, or which transfers some or all of the economic risk of ownership of the Registrable Securities, including any forward contract, equity swap, put or call, put or call equivalent position, collar, non-recourse loan, sale of exchangeable security or similar transaction. For the avoidance of doubt the following transactions shall be deemed to be Hedging Transactions:

(i) transactions by a Lender in which a Hedging Counterparty engages in short sales of Registrable Securities pursuant to a prospectus used in connection with the Registration Statement and may use Registrable Securities to close out its short position;

(ii) transactions pursuant to which a Lender sells short Registrable Securities pursuant to a prospectus used in connection with the Registration Statement and delivers Registrable Securities to close out its short position;

(iii) transactions by a Lender in which the Lender delivers, in a transaction exempt from registration under the Securities Act, Registrable Securities to the Hedging Counterparty who will then publicly resell or otherwise transfer such Registrable Securities pursuant to a prospectus used in connection with the Registration Statement or an exemption from registration under the Securities Act; and

(iv) a loan or pledge of Registrable Securities to a Hedging Counterparty who may then become a selling stockholder and sell the loaned shares or, in an event of default in the case of a pledge, sell the pledged shares, in each case, in a public transaction pursuant to a prospectus used in connection with a Registration Statement.

“Indemnified Damages” has the meaning ascribed to such term in Section 6(a).

“Indemnified Party” has the meaning ascribed to such term in Section 6(b).

“Indemnified Person” has the meaning ascribed to such term in Section 6(a).

“Inspectors” has the meaning ascribed to such term in Section 3(h).

“Legal Counsel” has the meaning ascribed to such term in Section 2(b).

“Lender” has the meaning ascribed to it in the recitals and includes such Lender’s Affiliates or any transferee or assignee thereof to whom any Lender or its Affiliates assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

“Principal Market” means The New York Stock Exchange.

“Records” has the meaning ascribed to such term in Section 3(h).

“register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the Securities Act and pursuant to Rule 415, and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

“Registrable Securities” means (i) the Warrant Shares issued or issuable pursuant to the terms of the Warrants, (ii) any capital stock of the Company issued or issuable with respect to the Warrants or the Warrant Shares, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise, in each case without regard to any limitations on conversion, amortization and/or redemption of the Warrants and (iii) any options, warrants or other rights to acquire, and any securities received as a dividend or distribution in respect of, any of the securities described in clauses (i) and (ii) above, in each case that are held by the Lenders or any transferee or assignee of any Lender after giving effect to a transfer made in compliance with Section 9, all of which securities are subject to the rights provided herein until such rights terminate pursuant to the provisions of this Agreement.

“Registration Period” has the meaning ascribed to such term in Section 3(a).

“Registration Statement” means a registration statement or registration statements of the Company filed under the Securities Act covering the resale of the Registrable Securities, including all documents incorporated therein by reference.

“Required Holders” means the Lenders holding at least a majority of the Registrable Securities, from time to time.

“Rule 144” has the meaning ascribed to such term in Section 8.

“Rule 415” means Rule 415 promulgated under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis.

“Seasoned Issuer” means an issuer eligible to use Form S-3 under the Securities Act and who is not an “ineligible issuer” as defined in Rule 405.

“SEC” means the United States Securities and Exchange Commission.

“Securities Act” has the meaning ascribed to such term in the recitals.

“Selling Shareholders” has the meaning ascribed to such term in Section 2(a).

“Violations” has the meaning ascribed to such term in Section 6(a).

“Warrant Shares” has the meaning ascribed to such term in the recitals.

“Well-Known Seasoned Issuer” means a “well-known seasoned issuer” as defined in Rule 405 promulgated under the Securities Act and which (i) is a “well-known seasoned issuer” under paragraph (1)(i)(A) of such definition or (ii) is a “well-known seasoned issuer” under paragraph (1)(i)(B) of such definition and is also eligible to register a primary offering of its securities relying on General Instruction I.B.1 of Form S-3 under the Securities Act.

2.	REGISTRATION.

(a)          Mandatory Registration. The Company shall prepare, and, as soon as it is commercially reasonably practicable, but in no event later than the Filing Deadline, file with the SEC a Registration Statement on Form S-3 covering the resale on a delayed or continuous basis pursuant to Rule 415 of all of the Registrable Securities held by the Lenders. In the event that Form S-3 is unavailable for such a registration, the Company shall use such other appropriate form as is available for such a registration, subject to the provisions of Section 2(c). The Registration Statement prepared pursuant hereto shall register for resale all of the Registrable Securities (including the Warrant Shares). The Company shall notify (which may be by email) the Lenders named in the Registration Statement of the effectiveness of the Registration Statement on the same Business Day that the Company telephonically confirms effectiveness with the SEC. By the end of the Business Day following the Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to such Registration Statement.

(b)          Legal Counsel. Subject to Section 5 hereof, the Required Holders shall have the right to select one legal counsel to review and oversee any registration pursuant to this Section 2 (“Legal Counsel”), which shall be Paul, Weiss, Rifkind, Wharton & Garrison LLP or such other counsel as thereafter designated by the Required Holders. The Company and Legal Counsel shall reasonably cooperate with each other in performing the Company’s obligations under this Agreement.

(c)          Ineligibility for Form S-3. In the event that Form S-3 is not available for the registration of the resale of Registrable Securities hereunder, the Company shall, as soon as practicable, (i) register the resale of the Registrable Securities on Form S-1 or another appropriate form and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall use its commercially reasonable efforts to maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC.

(d)          Adding Holders to Registration Statement. After the Registration Statement is declared effective by the SEC, upon written request by one or more Lenders (which written request shall specify the amount of such Lender’s Registrable Securities to be registered), the Company shall, as promptly as practicable after receiving such request, (i) if it is a Seasoned Issuer, file a prospectus supplement to include such Lenders as selling stockholders in such Registration Statement or (ii) if it is not a Seasoned Issuer, file a post-effective amendment to the Registration Statement to include such Lenders in such Registration Statement and use its commercially reasonable efforts to have such post-effective amendment declared effective by the SEC as soon as practicable thereafter.

(e)          Well-Known Seasoned Issuer Status. Upon the Company becoming a Well-Known Seasoned Issuer, the Company shall, as promptly as practicable, register, under an Automatic Shelf Registration Statement, the sale of all of the Registrable Securities in accordance with the terms of this Agreement. The Company shall use its commercially reasonable efforts to file such Automatic Shelf Registration Statement or amend its existing registration statement to convert it into an Automatic Shelf Registration Statement, if permitted, as promptly as practicable, but in no event later than 10 Business Days after it becomes a Well-Known Seasoned Issuer, and use commercially reasonable efforts to cause such Automatic Shelf Registration Statement to remain continuously effective during the Registration Period. At any time after the filing of an Automatic Shelf Registration Statement by the Company, if it is reasonably likely that it will no longer be a Well-Known Seasoned Issuer as of a future determination date (the “Determination Date”), at least 30 days prior to such Determination Date, the Company shall (A) give written notice thereof to all of the Lenders as promptly as practicable but in no event later than 10 Business Days prior to such Determination Date and (B) if the Company is eligible to file a Registration Statement on Form S-3 with respect to a secondary public offering of its equity securities, file a Registration Statement on Form S-3 with respect to a Shelf Registration treating all selling stockholders identified as such in the Automatic Shelf Registration Statement (and amendments or supplements thereto) as Lenders and use all commercially reasonable efforts to have such Registration Statement declared effective by the SEC prior to the Determination Date.

3.	RELATED OBLIGATIONS.

At such time as the Company is obligated to file the Registration Statement with the SEC pursuant to Section 2(a) and 2(c), the Company will use its commercially reasonable efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

(a)          The Company shall promptly prepare and file with the SEC a Registration Statement or a prospectus supplement, as applicable, with respect to the Registrable Securities and use its commercially reasonable efforts to cause such Registration Statement relating to the Registrable Securities to be declared effective by the SEC as soon as practicable after such filing (but in no event later than the Effectiveness Deadline). The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which the Lenders may sell all of the Registrable Securities covered by such Registration Statement without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the Securities Act or (ii) the date on which the Lenders shall have sold all of the Registrable Securities covered by such Registration Statement such that the purchasers of such Registrable Securities may sell all such Registrable Securities without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1) (or any successor thereto) promulgated under the Securities Act (the “Registration Period”). The Company shall notify all Lenders promptly of the expiration of the Registration Period. The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall (A) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading, (B) be on a form selected by the Company for which the Company qualifies (which shall be a Form S-3 and/or an Automatic Shelf Registration Statement, in each case, if the Company is eligible to use such forms), (C) be available for the sale or exchange of the Registrable Securities in accordance with the intended method or methods of distribution, and (D) comply as to form in all material respects with the requirements of the applicable form and include and/or incorporate by reference all financial statements required by the SEC to be filed therewith. The “Plan of Distribution” section of the Registration Statement shall provide for all permitted means of disposition of the Registrable Securities covered thereby, including firm-commitment underwritten public offerings, Alternative Transactions, agented transactions, sales directly into the market, purchases or sales by brokers and sales not involving a public offering. The term “commercially reasonable efforts” shall mean, among other things, that the Company shall submit to the SEC, within five Business Days after the later of the date that (i) the Company is advised by the SEC that no review of the Registration Statement will be made by the staff of the SEC or that the staff has no further comments on the Registration Statement, as the case may be, and (ii) the approval of Legal Counsel pursuant to Section 3(c) (which approval is immediately sought), a request for acceleration of effectiveness of the Registration Statement to a time and date not later than two Business Days after the submission of such request.

(b)          The Company shall as soon as practicable prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period or as may be reasonably requested by any holder of Registrable Securities covered by such Registration Statement necessary to permit such holder to sell in accordance with its intended method of distribution. During such period, the Company shall comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to the Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-K, Form 10-Q, Form 8-K or any analogous report under the Exchange Act, the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

(c)          The Company shall (A) permit Legal Counsel to review and comment upon (i) the Registration Statement or any related prospectus at least three Business Days prior to its anticipated filing with the SEC and (ii) all amendments and supplements to the Registration Statements (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and any similar or successor reports) within a reasonable number of days prior to their filing with the SEC, and (B) not file the Registration Statement, related prospectus or any such amendment or supplement thereto in a form to which Legal Counsel reasonably objects. The Company shall not submit a request for acceleration of the effectiveness of the Registration Statement or any amendment or supplement thereto without the prior approval of Legal Counsel, which consent shall not be unreasonably withheld. The Company shall furnish to Legal Counsel, without charge, (i) copies of any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to the Registration Statement, (ii) promptly after the same is prepared and filed with the SEC, one copy of the Registration Statement and any amendment(s) or supplement(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by a Lender, and all exhibits and (iii) upon the effectiveness of the Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto. The Company shall reasonably cooperate with Legal Counsel in performing the Company’s obligations pursuant to this Section 3.

(d)          The Company shall upon request furnish to each Lender whose Registrable Securities are included in the Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of the Registration Statement and any amendment(s) or supplement(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by a Lender, all exhibits and each preliminary prospectus, (ii) upon the effectiveness of the Registration Statement, 10 copies of the prospectus included in the Registration Statement and all amendments and supplements thereto (or such other number of copies as such Lender may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Lender may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Lender; provided, that any such item which is available on the SEC’s EDGAR System (or successor thereto) need not be furnished in physical form.

(e)          The Company shall use its commercially reasonable efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by the Lenders of the Registrable Securities covered by the Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as the Required Holders may reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Legal Counsel and each Lender who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

(f)           The Company shall notify Legal Counsel and each Lender in writing (which may be by email) of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(q), promptly prepare and file a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and upon request deliver 10 copies of such supplement or amendment to Legal Counsel and each Lender (or such other number of copies as Legal Counsel or such Lender may reasonably request) provided, that any such item which is available on the SEC’s EDGAR System (or successor thereto) need not be furnished in physical form. The Company shall also promptly notify Legal Counsel in writing (which may be by email) (i) (A) when the Registration Statement, prospectus or any prospectus supplement or post-effective amendment has been filed, (B) when the SEC notifies the Company whether there will be a “review” of the Registration Statement and whenever the SEC comments on the Registration Statement (in which case the Company shall provide true and complete copies thereof and all written responses thereto to each Lender and Legal Counsel, other than information which the Company determines in good faith would constitute material non-public information that is not already in the possession of such Lender); and (C) when the Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Legal Counsel by facsimile or email on the same day of such effectiveness), (ii) of any request by the SEC or any other federal or state governmental or regulatory authority for amendments or supplements to the Registration Statement or related prospectus or related information, (iii) of the Company’s reasonable determination that a post-effective amendment to the Registration Statement would be appropriate, or any other written correspondence with the SEC or any such authority relating to, or which may adversely affect, the Registration Statement, or (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any suit, action or proceeding for such purpose. By the end of the Business Day following the date any post-effective amendment has become effective, the Company shall file with the SEC in accordance with Rule 424 under the Securities Act the final prospectus to be used in connection with sales pursuant to the Registration Statement.

(g)          The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of the Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension as early as is reasonably practicable and to notify Legal Counsel and each Lender who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(h)          If any Lender is required under applicable securities laws to be described in the Registration Statement as an underwriter or a Lender believes that it could reasonably be deemed to be an underwriter of Registrable Securities or as requested by a counterparty in an Alternative Transaction that reasonably believes it could be deemed an underwriter , the Company shall make available for inspection by (i) such Lender, (ii) Legal Counsel, (iii) any such counterparty and its counsel and (iii) one firm of accountants or other agents retained by the Lenders or such counterparty (collectively, the “Inspectors”), all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by each Inspector, and cause the Company’s officers, directors and employees to supply all information which any Inspector may reasonably request.

(i)           The Company agrees to enter into customary agreements with respect to any Alternative Transactions (which shall contain customary indemnities and representations, warranties and covenants), to the extent reasonably requested by the counterparties in such Alternative Transactions and shall cause its counsel and independent accountants to deliver any customary opinions or comfort letters in connection with any such Alternative Transactions.

(j)           The Company shall use its commercially reasonable efforts either to (i) cause all of the Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) secure the inclusion for quotation of all of the Registrable Securities on the Principal Market or (iii) if, despite the Company’s commercially reasonable efforts, the Company is unsuccessful in satisfying the preceding clauses (i) and (ii), to secure the inclusion for quotation on another Eligible Market for such Registrable Securities. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(j).

(k)          The Company shall cooperate with the Lenders who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend if such shares are sold pursuant to the Registration Statement to a person who is not an affiliate of the Company) representing the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Lenders may reasonably request and registered in such names as the Lenders may request.

(l)           If requested by a Lender, the Company shall as soon as practicable (i) incorporate in a prospectus supplement or post-effective amendment such information as a Lender reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to the Registration Statement if reasonably requested by a Lender holding any Registrable Securities.

(m)         The Company shall use its commercially reasonable efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

(n)          The Company shall make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the applicable Effective Date of the Registration Statement.

(o)          The Company shall otherwise use its commercially reasonable efforts to comply with all applicable rules and regulations of the SEC, The Principal Market or Eligible Market, as applicable, the Financial Industry Regulatory Authority, Inc. and any state securities authority in connection with any registration hereunder.

(p)          Within two Business Days after the Registration Statement which covers Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to the Lenders whose Registrable Securities are included in such Registration Statement) confirmation that the Registration Statement has been declared effective by the SEC. If required by the Company’s transfer agent, the Company will promptly, after the effective date of the Registration Statement, cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with such transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without any such legend upon sale by the holder of such Registrable Securities under the Registration Statement.

(q)          Notwithstanding anything to the contrary herein, at any time after the Effective Date, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company and its counsel, in the best interest of the Company and, in the opinion of counsel to the Company, otherwise required (a “Grace Period”); provided, that the Company shall promptly (i) notify the Lenders in writing (which may be by email) of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Lenders) and the date on which the Grace Period will begin, and (ii) notify the Lenders in writing (which may be by email) of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed 10 consecutive Trading Days and during any 365 day period such Grace Periods shall not exceed an aggregate of 30 Trading Days and the first day of any Grace Period must be at least five Trading Days after the last day of any prior Grace Period (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Lenders receive the notice referred to in clause (i) and shall end on and include the later of the date the Lenders receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(g) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(f) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable.

(r)           Neither the Company nor any Subsidiary or affiliate thereof shall identify any Lender as an “underwriter” in any public disclosure or filing with the SEC, the Principal Market or any Eligible Market without the prior written consent of such Lender (it being understood, that if the Company is required to name such Lender as an “underwriter” in such Registration Statement by the SEC (after a good faith discussion with the SEC to lift such requirement, including, without limitation, any reduction in the number of Registrable Securities of such Lender to be registered on such Registration Statement (to the extent necessary to lift such requirement)), such Lender shall have the option of electing to exclude all such Registrable Securities from such Registration Statement or to be named as an “underwriter” in such Registration Statement”).

(s)          Neither the Company nor any of its Subsidiaries has entered, as of the date hereof, nor shall the Company or any of its Subsidiaries, on or after the date of this Agreement, enter into any agreement with respect to its securities, that would have the effect of impairing the rights granted to the Lender in this Agreement or otherwise conflicts with the provisions hereof.

4.	OBLIGATIONS OF THE LENDERS.

(a)          At least three Business Days prior to the first anticipated Filing Date of the Registration Statement, the Company shall notify each Lender in writing (which may be by email) of the information the Company requires from each such Lender if such Lender elects to have any of such Lender’s Registrable Securities included in the Registration Statement. It shall be a condition precedent to the obligations of the Company to complete any registration pursuant to this Agreement with respect to the Registrable Securities of a particular Lender that such Lender shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect and maintain the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

(b)          Each Lender, by such Lender’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Lender has notified the Company in writing (which may be by email) of such Lender’s election to exclude all of such Lender’s Registrable Securities from such Registration Statement.

(c)          Each Lender agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f), such Lender will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Lender’s receipt of copies of the supplemented or amended prospectus as contemplated by Section 3(g) or the first sentence of Section 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended shares of Common Stock to a transferee of a Lender in connection with any sale of Registrable Securities with respect to which a Lender has entered into a contract for sale prior to the Lender’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(g) or the first sentence of Section 3(f) and for which the Lender has not yet settled.

(d)          Each Lender covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement.

5.            EXPENSES OF REGISTRATION. All reasonable expenses, other than underwriting discounts and commissions, incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, fees and disbursements of Legal Counsel and fees and disbursements of counsel for the Company shall be paid by the Company.

6.	INDEMNIFICATION.

In the event any Registrable Securities are included in the Registration Statement under this Agreement:

(a)          To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Lender, the directors, officers, partners, members, employees, agents, Affiliates, representatives of, and each Person, if any, who controls any Lender within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several (collectively, “Claims”), incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in the Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(d); (ii) shall not apply to expenses or damages which arise out of an Indemnified Person’s failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the Person asserting the existence of an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus or an amendment or supplement thereto; and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of any of the Registrable Securities by any of the Lenders pursuant to Section 9.

(b)          In connection with the Registration Statement, each such Lender agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation; and, subject to Section 6(c), such Lender shall reimburse the Indemnified Party for any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the Lender shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the dollar amount of net proceeds received by such Lender as a result of the sale of Registrable Securities giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Lenders pursuant to Section 9.

(c)          Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with respect to any Claim. The fees and expenses of one such counsel for all such Indemnified Person or Indemnified Party (and one local counsel in each relevant jurisdiction) shall be paid by the indemnifying party, if, (A) in the reasonable judgment of counsel retained by the Indemnified Person or Indemnified Party, as applicable, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding, (B) the indemnifying party has agreed in writing to pay such fees or expenses, (C) the indemnifying party shall have failed to assume the defense of such claim within a reasonable time after receipt of notice of such claim from the Indemnified Person or Indemnified Party and employ counsel reasonably satisfactory to such Indemnified Person or Indemnified Party, or (D) the Indemnified Person or Indemnified Party has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or the other Indemnified Persons or Indemnified Parties that are different from or in addition to those available to the indemnifying party. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Lenders holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall reasonably cooperate with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation in form and substance reasonably satisfactory to such Indemnified Party or Indemnified Person and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced materially (through the forfeiture of substantive rights or defenses) in its ability to defend such action.

(d)          The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

(e)          The indemnity agreements and contribution rights contained in this Agreement shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.	CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law, in such proportion as is appropriate to reflect the relative fault of the indemnifying party and Indemnified Person or Indemnified Party in connection with the actions which resulted in the relevant Claim, as well as any other relevant equitable considerations. The relative faults of such indemnifying party and Indemnified Person or Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or Indemnified Person or Indemnified Party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of any Claim shall be deemed to include, subject to the limitations set forth in Sections 8(a), 8(b) and 8(c), any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding; provided, however, that: (i) no Person involved in the sale of Registrable Securities which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the amount of net proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above.

8.	REPORTS UNDER THE EXCHANGE ACT.

With a view to making available to the Lenders the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Lenders to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:

(a)          make and keep public information available, as those terms are understood and defined in Rule 144;

(b)          file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c)          furnish to each Lender so long as such Lender owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company; provided, that any such item which is available on the SEC’s EDGAR System (or successor thereto) need not be furnished in physical form and (iii) such other information as may be reasonably requested to permit the Lenders to sell such securities pursuant to Rule 144 without registration.

9.	ASSIGNMENT OF REGISTRATION RIGHTS.

The rights and obligations under this Agreement shall be automatically assignable by the Lenders to any transferee of all or any portion of such Lender’s Registrable Securities if: (i) the Lender agrees in writing with the transferee or assignee to assign such rights and obligations, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee, (b) the securities with respect to which such registration rights and obligations hereunder are being transferred or assigned and (c) any other information which the Company requests in order to reflect such transferee as a selling stockholder in the Registration Statement; (iii) immediately following such transfer or assignment, the further disposition of such securities by the transferee or assignee is restricted under the Securities Act or applicable state securities laws to the same extent such securities were restricted prior to such transfer or assignment; at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (iv) such transfer shall have been made in accordance with the requirements of applicable law. Upon compliance with the foregoing sentence any such transferee shall become a Lender under this Agreement.

10.	AMENDMENT OF REGISTRATION RIGHTS.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders; provided, that any such amendment or waiver that complies with the foregoing but that disproportionately, materially and adversely affects the rights and obligations of any Lender relative to the comparable rights and obligations of the other Lenders shall require the prior written consent of such adversely affected Lender. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Lender and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of this Agreement unless the same consideration (other than the reimbursement of legal fees) also is offered to all of the parties to this Agreement.

11.	MISCELLANEOUS.

(a)          Entire Agreement. This Agreement and the Commitment Letters supersede all other prior oral or written agreements between the Lenders, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement, the Commitment Letters and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Lender makes any representation, warranty, covenant or undertaking with respect to such matters.

(b)          Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective permitted successors and assigns, including any purchasers of the Warrants. The Company shall not assign this Agreement or any rights or obligations hereunder, including by way of a fundamental change, without the prior written consent of the Required Holders. No purchaser of any of the Warrants from a Lender shall be deemed a successor or assign by reason merely of such purchase; provided, however, that a Lender may assign some or all of its rights hereunder without the consent of the Company to any permitted assignee, in which event such assignee shall be deemed to be a Lender hereunder with respect to such assigned rights. A Lender assigning some or all of its rights hereunder shall provide the Company notice of such assignment in accordance with Section 10(d); however no assignment shall be invalid solely due to failure to comply with this notice requirement. For the avoidance of doubt, and without limiting the rights of a permitted assignee hereunder, the assignment of this Agreement to a permitted assignee shall not relieve the Company of any obligations to a Lender for any fees, reimbursement of expenses, indemnification or any other payments hereunder. The provisions of this Agreement shall apply to the full extent set forth herein with respect to (i) the Registrable Securities and (ii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, the Registrable Securities and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. The Company shall cause any successor or assign (whether by merger, consolidation, sale of assets or otherwise) to assume this Agreement or enter into a new registration rights agreement with the Lenders on terms substantially the same as this Agreement as a condition of any such transaction.

(c)          No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person, except that each Indemnified Person shall have the right to enforce the obligations of the Company with respect to Section 6.

(d)          Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon transmission, when delivered by email or facsimile; or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses, facsimile numbers and e-mail addresses for such communications shall be:

If to the Company:

A.M. Castle & Co.

1420 Kensington Road, Suite 220

Oak Brook, Illinois 60523

Attention: Marec E. Edgar

E-mail: medgar@amcastle.com

With a copy (which shall not constitute notice) to:

Winston & Strawn LLP

35 W. Wacker Drive

Chicago, Illinois 60601

Attn: R. Cabell Morris

          Karen A. Weber

E-mail: rmorris@winston.com

             kweber@winston.com

Facsimile: 312-558-5700

If to a Lender:

To the individual named on the Lender’s signature page

With a copy (which shall not constitute notice) to:

Paul, Weiss, Rifkind, Wharton & Garrison LLP

1285 Avenue of the Americas

New York, NY 10019-6064

Attention: Lawrence G. Wee and Jacob A. Adlerstein

E-mail addresses: lwee@paulweiss.com

                              jadlerstein@paulweiss.com

Facsimile: (212) 757-3990

Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

(e)          Specific Performance. The parties acknowledge that money damages are not an adequate remedy for violations of this Agreement and that any party may, in its sole discretion, apply to a court of competent jurisdiction for specific performance or injunctive or such other relief as such court may deem just and proper in order to enforce this Agreement or prevent any violation hereof and, to the extent permitted by applicable law, each party waives any objection to the imposition of such relief, this being in addition to any other remedy to which such party is entitled at law or in equity.

(f)           Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(g)          Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(h)          Extensions; Waivers. Any party may, for itself only, (a) extend the time for the performance of any of the obligations of any other party under this Agreement, (b) waive any inaccuracies in the representations and warranties of any other party contained herein or in any document delivered pursuant hereto and (c) waive compliance with any of the agreements or conditions for the benefit of such party contained herein. Any such extension or waiver will be valid only if set forth in a writing signed by the party to be bound thereby. No waiver by any party of any default, misrepresentation or breach of warranty or covenant hereunder, whether intentional or not, may be deemed to extend to any prior or subsequent default, misrepresentation or breach of warranty or covenant hereunder or affect in any way any rights arising because of any prior or subsequent such occurrence. Neither the failure nor any delay on the part of any party to exercise any right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of the same or of any other right or remedy.

(i)           Severability. If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(j)           Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. Executed copies of the signature pages of this Agreement sent by facsimile or transmitted electronically in Portable Document Format shall be treated as originals, fully binding and with full legal force and effect, and the parties waive any rights they may have to object to such treatment.

(k)          Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) this Agreement, whenever a Lender exercises a right, election, demand or option under this Agreement and the Company does not timely perform its related obligations within the periods therein provided, then the Lender may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(l)           No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(m)         Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(n)          Several and Not Joint. Notwithstanding any other provision of this Agreement, the rights, duties, and obligations of each Lender hereunder are several and not joint, and no Lender shall be liable hereunder for the duties or obligations of any other Lender. No Lender makes any representation or warranty hereunder to or for the benefit of any other Lender.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

COMPANY:

A.M. CASTLE & CO.

By:	/s/ Patrick R. Anderson
	Name:	Patrick R. Anderson
	Title:	Chief Financial Officer

[Signature Page to Registration Rights Agreement]

LENDERS:

HIGHBRIDGE INTERNATIONAL LLC
By: Highbridge Capital Management, LLC as Trading Manager

By:	/s/ Jonathan Segal
	Name:	Jonathan Segal
	Title:	Managing Director

HIGHBRIDGE TACTICAL CREDIT & CONVERTIBLES MASTER FUND, L.P.

By: Highbridge Capital Management, LLC as Trading Manager

By:	/s/ Jonathan Segal
	Name:	Jonathan Segal
	Title:	Managing Director

[Signature Page to Registration Rights Agreement]

WHITEBOX ASYMMETRICAL PARTNERS, L.P.

WHITEBOX CREDIT PARTNERS, L.P.

By:	/s/ Mark Strefling		By:	/s/ Mark Strefling
	Name:	Mark Strefling		Name:	Mark Strefling
	Title:	Chief Operating Officer and General Counsel		Title:	Chief Operating Officer and General Counsel

WHITEBOX MULTI-STRATEGY PARTNERS, L.P.

By:	/s/ Mark Strefling
	Name:	Mark Strefling
	Title:	Chief Operating Officer and General Counsel

WHITEBOX INSTITUTIONAL PARTNERS, L.P.

By:	/s/ Mark Strefling
	Name:	Mark Strefling
	Title:	Chief Operating Officer and General Counsel

[Signature Page to Registration Rights Agreement]

CORRE PARTNERS MANAGEMENT LLC on behalf of its Managed Funds

By:	/s/ Eric Soderlund
	Name:	Eric Soderlund
	Title:	Authorized Signatory

[Signature Page to Registration Rights Agreement]

WFF CAYMAN II LTD

By Wolverine Asset Management, LLC

By:	/s/ Kenneth L. Nadel
Name: Kenneth L. Nadel

Title: Authorized Signatory

SGF, LLC

By:	/s/ Reuben S. Donnelly
	Name:	Reuben S. Donnelly
	Title:	Managing Member

[Signature Page to Registration Rights Agreement]